Exhibit 10.12
Form SB-2
Skypath Networks, Inc.


NEITHER THESE WARRANTS NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SHY LAWS. NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, OFFERED FOR SALE ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

    Unless earlier terminated in accordance with the provisions of Section 2 hereof, these Warrants shall cease to be exercisable and shall be void after
       5:00 p.m., New York time, on October 25, 2005 (Two years from date of original issuance.)

                              COMMON STOCK WARRANTS
                                       OF
                             SKYPATH NETWORKS, INC.

     FOR VALUE RECEIVED,  Skypath  Networks,  Inc. (the  "Company"),  a Delaware
corporation,                  hereby                  grants                  to
_______________________________________________________,  (the  "Holder") or its
permitted assigns, a Warrant to purchase shares of the Company's common stock and certifies that the Holder is entitled to purchase from the Company, subject to the conditions and upon the terms of this Warrant, at any time or from time to time commencing on the date hereof and prior to 5:00 p.m. Eastern time, on __________, 2005 an aggregate of ___________ shares of fully paid and nonassessable common stock, $.001 par value, of the Company at a per share exercise price of $.50 per share. Hereinafter (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as "Common Stock," (ii) the shares of Common Stock purchasable hereunder are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares calculated as set forth in Paragraph 1 is referred to as the "Aggregate Warrant price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price," (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder."

     This Warrant has been executed and delivered pursuant to and in accordance with the terms and conditions of the Note and Warrant Purchase Agreement, dated October 25, 2003, by and between Company, the Holder and certain other holders (the "Agreement") and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Agreement.

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

     The Per Share Warrant Price is subject adjustment pursuant to the anti-dilution provisions of Paragraph 3 hereof.

     1. Exercise of Warrant. This Warrant may be exercised, in whole at any time or in part from time to time during the period (the "Exercise Period") commencing on the date hereof, and ending on 5:00 p.m. Easter time then current on _________, 2005 by the Holder of the Warrant by the surrender of this Warrant (with the exercise form at the end hereof duly executed) at the Company's address, together with payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check or wire transfer of immediately available funds payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a minimum of 1,000 shares of Common Stock and if the Exercise Period has not expired the Holder is entitled to receive anew Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate of certificates in the name of the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determine), and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant. The Warrant shall expire, and exercise shall no longer be allowed, to the extent the Warrant has not been exercised by the expiration of the Exercise Period.

     2. Reservation of Warrant Shares. The Company represents and warrants to the Holder that it has and will at all times during the Exercise Period have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the Warrant Shares.

     3. Anti-Dilution Provisions. In case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock into a greater number of shares, (ii) subdivide its outstanding shares of Common stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, then, in any such event, the Holder shall be entitled to receive the aggregate number and kind of shares which, if the Warrant has been exercised immediately prior to the record date with respect to the dividend or distribution or the effective date of the subdivision combination or reclassification, he would have been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification, and the Per Share Warrant Price shall be appropriately adjusted. Such adjustment shall be made successively whenever any event listed above shall occur. An adjustment made pursuant to this subsection (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to the subsection (b), the Holder of this Warrant shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, then this Warrant may thereafter be exercised for units consisting of whole number multiples of each such securities, as designated by the Board of Directors.

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

     4. Fully Paid Stock. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to any pre-emptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price.

     6. Transfer

          (a) Securities Laws Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. Except as provided in subsection (b) of this Section 6, this Warrant shall bear the following legend:

            NEITHER THESE WARRANTS NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD, OFFERED FOR SALE, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

          (b) If (i) the Warrant Shares have been registered under the Securities Act and registered or qualified under applicable state securities or Blue Sky laws or (ii) the Holder has received an opinion of counsel satisfactory to the Company that the Warrant Shares may be freely sold or transferred without registration under the Securities Act or registration or qualification under applicable state securities or Blue Sky laws, the Holder may require the Company to issue, in substitution for a Warrant with the foregoing legend, a Warrant with the following legend:

            THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

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

          (c) The Holder may require the Company to issue a Warrant without either of the foregoing legends in substitution for a Warrant bearing one of such legends if either (i) this Warrant and the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act and registered or qualified under applicable state securities laws or (ii) the Holder has received an opinion of counsel satisfactory to the Company that this Warrant may be freely sold or transferred without registration under the Securities Act or registration or qualification under applicable state securities laws. The provisions of this Section 6 shall be binding on all subsequent holders of this Warrant.

          (d) Conditions to Transfer In the event Holder desires to transfer this Warrant or (in the absence of registration under the Securities Act) any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of Holder's counsel acceptable to the Company, in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either such act, or in he case of clause (ii) above, to the effect that the Warrant or Warrant Shares to be sold or transferred has been registered under the Securities Act as amended, and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) a representation from the transferee that the Warrant or the Warrant Shares, as applicable, are being acquired by such transferee for his or her own account, for investment purposes, and not with a view towards distribution, (ii) an agreement by such transferee to the impression of the legend set forth in Subsection 5(a) on the certificate or certificates representing the securities to be acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar with respect to the Warrant or the Warrant Shares, as applicable, to be acquired by such transferee, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

          (e) Indemnity The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 5, and the Holder hereby shall indemnify and hold harmless the Company, its representatives and each office, director and control person thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (ii) any transfer of the Warrant or any of the Warrant Shares in violation of he Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (iii) any transfer of he Warrant or any of the Warrant Shares not in accordance with this Warrant or (iv) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to

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

     the facts and representations supplied by the Holder of its agents to the Company or its counsel in connection with any transfer or proposed transfer of the Warrant or any Warrant Shares.

          (f) Transfer Except as provided in this Section 5, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment form annexed hereto duly executed and funds sufficient to pay any transfer tax, and upon compliance wit the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such Assignment Form (and if the entire amount of the Warrant is not being transferred,in the name of the Holder), and this Warrant shall promptly be cancelled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provision of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

     6. Loss etc. of Warrant Upon receipt of evidence satisfactory provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or nay other rights or liabilities as a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     7. Warrant Holder Not Shareholder Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or nay other rights or liabilities as a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     8. Communication No notice or other communication under this Warrant shall be effective unless the same is in writing and is either (i) mailed by first-class mail, postage prepaid, in which event the notice shall be deemed effective three days after deposit in the mails, or (ii) delivered by an overnight delivery service which guarantees next business day delivery, in which event the notice is deemed effective on the date of guaranteed delivery.

     9. Registration under the Securities Act This Warrant will be registered in accordance with the terms of Registration set forth in that certain Note and Warrant Purchase Agreement entered into by the Company and the holder on this date. The Company will use its best efforts to prepare and file within 30 days after the date hereof a registration statement registering the issuance of the Warrant Shares under the Securities Act and prosecute to effectiveness such registration statement. There is no assurance that the issuance of he Warrant Shares will be so registered.

     10. Headings The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

     11. Applicable Law This Warrant shall be governed by and construed in accordance with the law of the State of Rhode Island without giving effect to the principles of conflicts of law thereof.

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

     12. Warrant Register The Company will register this Warrant in the Warrant Register in the name of the record holder to whom it has been distributed or assigned in accordance with the terms hereof. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     13. Successors All of the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

     14. Amendments This Warrant may be amended by the affirmative vote of Holders holding Warrants to purchase not less than one-half of the Warrant Shares purchasable pursuant to all of the then outstanding Class C Warrants (as such term is defined in the Confidential Private Placement Memorandum, dated April 8, 1994, with respect to the issuance and sale of this Warrant); provided, that, except as expressly provided in Section 2 and 4, this Warrant may not be amended, without the consent of the Holder, to change (i) any price at which this Warrant may be exercised, (ii) the period during which this Warrant may be exercised, (iii) the number of type of securities to be issued upon the exercise hereof or (iv) the provisions of this Section 15.

     IN WITNESS WHEREOF, Skypath Networks, Inc. has caused this Warrant to be signed by its President this ____ day of ___________, 2003.


                                    SKYPATH NETWORKS, INC.


                                    -----------------------------------------
                                    David R. Paolo

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


                                  EXERCISE FORM

                          To be executed by the Holder
                          in Order to Exercise Warrants


     The undersigned Holder hereby irrevocably elects to exercise ______ Warrants represented by this Warrant Agreement, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the Holder's name and be delivered to

                          --------------------------

                          --------------------------

                          ---------------------------
                         [Please print or Type Address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Agreement, that a new Warrant Agreement for the balance of such Warrants be registered in the name of, and delivered to, the Holder at the address stated above.

     The undersigned acknowledges that, if this Exercise Form is submitted prior to the Company having given notice that the issuance of the Warrant Shares has been registered under the Securities Act, the Warrant Shares issued on exercise will be "restricted securities" and will bear appropriate restrictive legends.

Dated: ____________

                                    ____________________________________________
                                    Signature of Holder



                                    ____________________________________________
                                    Taxpayer ID Number


                                    ____________________________________________
                                    Signature Guaranteed

                                   ASSIGNMENT

                          To Be Executed by the Holder
                           in order to Assign Warrants

THE WARRANTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS AND TRANSFER THEREOF HAS BEEN RESTRICTED. ANY TRANSFER OR PURPORTED TRANSFER DESCRIBED IN THIS FORM OF ASSIGNMENT SHALL NOT BE EFFECTIVE UNTIL AND UNLESS THE PROPOSED TRANSFEREE COMPLIES WITH THE RESTRICTIONS ON TRANSFER DESCRIBED IN THE WARRANT AGREEMENT.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

      Name:             ________________________________________________________
                                    [please print or type]

      Address:          ________________________________________________________

                        ________________________________________________________

      Social Security or Taxpayer I.D. No.

      __________________________________________________________________________

the undersigned's rights to purchase up to _____ shares of Common Stock represented by these Warrants, and hereby irrevocably constitutes and appoints __________________________________ attorney to transfer the same on the books of the Company, with full power of substitution in the premises.

Dated:___________________           ____________________________________________
                                    Signature Guaranteed

                                    ____________________________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THESE WARRANTS IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A STOCK EXCHANGE.




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